UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2011 (February 21, 2011)

HOLLY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas	75201-6915

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Item 1.01 Entry into a Material Definitive Agreement.
     On February 21, 2011, Holly Corporation, a Delaware corporation (“Holly”), North Acquisition, Inc., a Wyoming corporation and direct wholly-owned subsidiary of Holly (“Merger Sub”), and Frontier Oil Corporation, a Wyoming corporation (“Frontier”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for a “merger of equals” business combination of Holly and Frontier. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Frontier (the “Merger”), with Frontier as the surviving corporation and as a wholly-owned subsidiary of Holly.
     Subject to the terms and conditions of the Merger Agreement, which has been approved unanimously by the boards of directors of Holly and Frontier, if the Merger is completed, each outstanding share of Frontier common stock (other than shares held by Frontier, Holly, Merger Sub or any wholly-owned subsidiary thereof) will be converted into the right to receive 0.4811 shares of Holly common stock (the “Common Stock”). It is expected that the Merger will qualify as a tax-free reorganization for U.S. federal income tax purposes, so that, in general, none of Holly, Frontier, Merger Sub or any of Frontier’s shareholders will recognize any gain or loss in the transaction, except that Frontier’s shareholders may recognize gain or loss with respect to cash received in lieu of fractional shares of Common Stock.
     The Merger Agreement provides that, upon consummation of the Merger, the board of directors of Holly will consist of fourteen directors, comprised of seven directors chosen by the current Frontier directors (at least six of whom shall be independent for purposes of the rules of the New York Stock Exchange (the “NYSE”)) and seven directors chosen by the current Holly directors (at least six of whom shall be independent for purposes of the rules of the NYSE). Additionally, the Merger Agreement provides that, upon consummation of the Merger, Holly shall take all requisite actions to cause Matthew P. Clifton, currently Chairman and Chief Executive Officer of Holly, to serve as Executive Chairman of the combined company and Michael C. Jennings, currently Chairman, President and Chief Executive Officer of Frontier, to serve as President and Chief Executive Officer of the combined company. The combined company will have its executive headquarters in the Dallas, Texas area.
     Holly and Frontier have made certain representations and warranties and agreed to certain covenants in the Merger Agreement. Each of Frontier and Holly have agreed to, among other things: (i) conduct operations in the ordinary course, subject to certain exceptions, and not engage in certain activities during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (ii) not to solicit alternative business combination transactions and (iii) subject to certain exceptions, not to engage in discussions or negotiations regarding any alternative business combination transactions.
     Completion of the Merger is subject to certain conditions, including, among others, (i) approval by Holly’s shareholders of the issuance of Common Stock to Frontier’s shareholders in connection with the Merger, (ii) adoption of the Merger Agreement by Frontier’s shareholders, (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iv) the registration statement on Form S-4 used to register the Common Stock to be issued as consideration for the Merger having been declared effective by the Securities and Exchange Commission (the “SEC”) and (v) the entry into a new credit facility for the combined company.
     The Merger Agreement contains certain termination rights for both Holly and Frontier, including, among others, if the Merger is not consummated on or before September 30, 2011 and if the approval of the shareholders of either Holly or Frontier is not obtained. The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, including termination of the

Merger Agreement by Holly or Frontier as a result of an adverse change in the recommendation of the other party’s board of directors, the terminating party may be required to pay the other party a termination fee of $80 million and/or reimburse the other party for all expenses incurred in connection with the transactions contemplated by the Merger Agreement in an amount not to exceed to $12 million.
     The foregoing description of the Merger Agreement is not a complete description of all of the parties’ rights and obligations under the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
     The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about Holly, Frontier or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement (i) were made only for purposes of that agreement and as of specific dates, (ii) were solely for the benefit of the parties to the Merger Agreement and (iii) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as of characterizations of the actual state of facts of condition of Holly, Frontier or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Holly or Frontier. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Holly or Frontier and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 21, 2011, Holly entered into a Waiver Agreement (the “Waiver Agreement”) with each of the following executive officers: Matthew P. Clifton, Chairman of the Board and Chief Executive Officer; David L. Lamp, President; and Bruce R. Shaw, Senior Vice President and Chief Financial Officer. Pursuant to the Waiver Agreement, each such executive officer agreed that any change in his title and associated authorities or responsibilities with Holly following the consummation of the proposed Merger will not constitute a material reduction or other change for the purpose of accelerating any such officer’s equity awards. The Waiver Agreements are effective immediately prior to the effective time of the Merger. If the Merger is not consummated, the Waiver Agreements will automatically terminate.
Item 8.01 Other Events.
     On February 22, 2011, Holly and Frontier issued a joint press release announcing the execution of the Merger Agreement and later that day held a joint conference call with investors to discuss the proposed Merger. A copy of each of the press release, the presentation used in connection with the investor conference call and the transcript of the investor conference call are attached as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, and each are incorporated by reference into this Item 8.01.
     Additionally, on February 22, 2011, Holly disseminated a letter to its employees discussing the proposed Merger. A copy of the letter is attached as Exhibit 99.4 and is incorporated by reference into this Item 8.01.

Important Information for Investors and Shareholders
     Communications in this Current Report 8-K do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The issuance of Holly common stock in connection with the proposed Merger will be submitted to Holly’s shareholders for their consideration, and the proposed Merger will be submitted to Frontier’s shareholders for their consideration. In connection therewith, Holly will file a registration statement on Form S-4 with the SEC that will include a joint proxy statement to be used by Holly and Frontier to solicit the required approval of their shareholders in connection with the proposed Merger and that will also constitute a prospectus of Holly. Holly and Frontier may also file other documents with the SEC concerning the proposed Merger. INVESTORS AND SECURITY HOLDERS OF HOLLY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents containing important information about Holly and Frontier, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Holly will be available free of charge on Holly’s website at www.hollycorp.com under the tab “Investors” or by contacting Holly’s Investor Relations Department at (214) 871-3555. Copies of the documents filed with the SEC by Frontier will be available free of charge on Frontier’s website at www.frontieroil.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting Frontier’s Investor Relations Department at (713) 688-9600.
     Holly, Frontier and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Holly and the shareholders of Frontier in connection with the proposed Merger. Information about the directors and executive officers of Holly is set forth in its proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on March 25, 2010. Information about the directors and executive officers of Frontier is set forth in its proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on March 22, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Cautionary Statement Regarding Forward-Looking Statements
     This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. These include statements regarding the effects of the proposed Merger and statements preceded by, followed by or that otherwise include the words “expects,” “anticipates,” “intends,” “estimates” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available to Holly and Frontier as of today’s date and are not guarantees of the future performance of Holly, Frontier or the combined company, and actual results may vary materially from the results and expectations discussed. For instance, although Holly and Frontier have signed an agreement for a subsidiary of Holly to merge with and into Frontier, there is no assurance that they will complete the proposed Merger. The Merger Agreement will terminate if the companies do not receive the necessary approval of Holly’s shareholders or Frontier’s shareholders or government approvals or if either Holly or Frontier fails to satisfy conditions to closing. Additional risks and uncertainties related to the proposed Merger include, but are not limited to, the successful integration of Holly’s and Frontier’s business and the combined company’s ability to compete in the highly competitive refining and marketing industry.

The revenues, earnings and business prospects of Holly, Frontier and the combined company and their ability to achieve planned business objectives will be subject to a number of risks and uncertainties. These risks and uncertainties include, among other things, risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in Holly’s, Frontier’s and the combined company’s markets; the demand for and supply of crude oil and refined products; the spread between market prices for refined products and market prices for crude oil; the possibility of constraints on the transportation of refined products; the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines; effects of governmental and environmental regulations and policies; the availability and cost of financing; the effectiveness of capital investments and marketing strategies; efficiency in carrying out construction projects; the ability to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations; the possibility of terrorist attacks and the consequences of any such attacks; and general economic conditions.
     Holly cautions that the foregoing list of risks and uncertainties is not exclusive. Additional information concerning these and other risks is contained in Holly’s and Frontier’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other SEC filings. Holly undertakes no obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title

2.1*	Agreement and Plan of Merger among Holly, North Acquisition, Inc. and Frontier, dated as of February 21, 2011

99.1	Joint Press Release issued by Holly and Frontier, dated February 22, 2011

99.2	Presentation for Joint Investor Conference Call held by Holly and Frontier on February 22, 2011

99.3	Transcript of Joint Investor Conference Call held by Holly and Frontier on February 22, 2011

99.4	Letter to Holly employees dated February 22, 2011

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Holly agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY CORPORATION
By:	/s/ Bruce R. Shaw
Name:	Bruce R. Shaw
Title:	Senior Vice President and Chief Financial Officer

Date: February 22, 2011

EXHIBIT INDEX

Exhibit Number	Exhibit Title

2.1*	Agreement and Plan of Merger among Holly, North Acquisition, Inc. and Frontier, dated as of February 21, 2011

99.1	Joint Press Release issued by Holly and Frontier, dated February 22, 2011

99.2	Presentation for Joint Investor Conference Call held by Holly and Frontier on February 22, 2011

99.3	Transcript of Joint Investor Conference Call held by Holly and Frontier on February 22, 2011

99.4	Letter to Holly employees dated February 22, 2011

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Holly agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.